ASSET-BACKED FINANCING FACILITY

Advanta Business Services Corp., as Servicer
Monthly Servicer Certificate

Collection Period:  November 1, 1999 - November 30, 1999

Settlement Date:    15-Dec-99


A. SERIES INFORMATION

   Advanta Leasing Receivables Corp. VIII and
   Advanta Leasing Receivables Corp. IX
   Equipment Receivables Asset-Backed Notes,
   Series 1999-1

I. SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED
   (a.)  Beginning Aggregate Contract Principal Balance .......................................................   $ 93,162,154.81
                                                                                                                  ---------------
   (b.)  Contract Principal Balance of all Collections allocable to Contracts .................................   $  5,207,396.33
                                                                                                                  ---------------
   (c.)  Contract Principal Balance of Charged-Off Contracts ..................................................   $    312,750.74
                                                                                                                  ---------------
   (e.)  Ending Aggregate Contract Principal Balance of all Contracts
           as of this Settlement Date .........................................................................   $ 87,642,007.74
                                                                                                                  ---------------
         BALANCES ON THIS SETTLEMENT DATE
   (d.)  Class A Principal Balance as of this
         Settlement Date (Class A Note Factor)      0.7687130                                                     $ 76,007,359.92
                                                    ----------                                                    ---------------
   (e1.) Ending Class A-1 Principal Balance         0.5509720                       $ 28,060,724.92
                                                    ----------                      ----------------
   (e2.) Ending Class A-2 Principal Balance         1.0000000                       $ 38,500,927.00
                                                    ----------                      ----------------
   (e3.) Ending Class A-3 Principal Balance         1.0000000                       $  9,445,708.00
                                                    ----------                      ----------------
   (f.)  Ending Class B Principal Balance as of
         this Settlement Date (Class B Note Factor) 1.0000000                                                     $ 11,599,991.00
                                                    ----------                                                    ---------------
II. COMPLIANCE RATIOS

   (a.)  Aggregate Contract Balance Remaining ("CBR") of all Contracts ........................................   $ 96,386,389.56
                                                                                                                  ---------------

   (b.)  CBR of Contracts 1 - 30 days delinquent ..............................................................   $ 10,090,401.69
                                                                                                                  ---------------
   (c.)  % of Delinquent Contracts 1 - 30 days as of the related Calculation Date .............................   $         10.47%
                                                                                                                  ---------------

   (d.)  CBR of Contracts 31 - 60 days delinquent .............................................................   $  4,479,569.01
                                                                                                                  ---------------
   (e.)  % of Delinquent Contracts 31- 60 days as of the related Calculation Date .............................              4.65%
                                                                                                                  ---------------

   (f.)  CBR of Contracts 61 - 90 days delinquent .............................................................   $  2,343,502.49
                                                                                                                  ---------------
   (g.)  % of Delinquent Contracts 61- 90 days as of the related Calculation Date .............................              2.43%
                                                                                                                  ---------------

   (h.)  CBR of Contracts 91 - 120 days delinquent ............................................................   $  1,348,811.95
                                                                                                                  ---------------
   (i.)  % of Delinquent Contracts 91- 120 days as of the related Calculation Date ............................              1.40%
                                                                                                                  ---------------

   (j1.) % of Delinquent Contracts 31 days or more as of the related Calculation Date .........................              8.45%
                                                                                                                  ---------------
   (j2.) Month 2:                  Oct-99 .....................................................................              8.38%
                           ---------------                                                                        ---------------
   (j3.) Month 3:                  Sep-99 .....................................................................              8.46%
                           ---------------                                                                        ---------------
   (j4.) Three month rolling average % of Delinquent Contracts 31 days or more ................................              8.44%
                                                                                                                  ---------------

   (k1.) Net Charge-Off % for the related Collection Period (annualized 30/360) ...............................              3.08%
                                                                                                                  ---------------
   (k2.) Month 2:                  Oct-99 .....................................................................              1.76%
                           ---------------                                                                        ---------------
   (k3.) Month 3:                  Sep-99 .....................................................................              1.16%
                           ---------------                                                                        ---------------
   (k4.) Three month rolling average % for Defaulted Contracts ................................................              2.00%
                                                                                                                  ---------------

         Does the Cumulative Loss % exceed ....................................................................

   (l1.) The Loss Trigger Level % from Beginning Period to and including 12th Collection Period ?
         Y or N ...............................................................................................                NO
                                                                                                                  ---------------
   (l2.) The Loss Trigger Level % from 13th Collection Period to and including 24th Collection Period ?
         Y or N ...............................................................................................               n/a
                                                                                                                  ---------------
   (l3.) The Loss Trigger Level % from 25th Collection Period and thereafter ? Y or N .........................               n/a
                                                                                                                  ---------------

   (m1.) Residual Realization for the related Collection Period ...............................................            123.77%
                                                                                                                  ---------------
   (m2.) Month 2:                  Oct-99 .....................................................................            132.25%
                           ---------------                                                                        ---------------
   (m3.) Month 3:                  Sep-99 .....................................................................            127.07%
                           ---------------                                                                        ---------------
   (m4.) Three month rolling average Residual Realization Ratio ...............................................            127.70%
                                                                                                                  ---------------

   (n.)  Does the three month rolling Residual Realization ratio exceed 100%
         Y or N ...............................................................................................         YES
                                                                                                                  --------------

III. FLOW OF FUNDS

   (1.)  The amount on deposit in Available Funds .............................................................   $ 6,117,439.72
                                                                                                                  --------------
   (2.)  The prepayment amounts deposited, if any, by the Issuers'  to the
         Collection Account for removal of defaulted contracts ................................................   $     -
                                                                                                                  --------------
   (3.)  Total deposits in the Collection Account to be used as available
         funds on this Payment Date ...........................................................................   $ 6,117,439.72
                                                                                                                  --------------
   (a.)  To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance ............................   $    20,655.63
                                                                                                                  --------------
   (b.)  To the Servicer, the Servicing Fee and miscellaneous amounts, if any .................................   $    77,635.13
                                                                                                                  --------------
         To Series 1999-1 Noteholders:
   (c.)  To Class A, the total Class A Note Interest and Class A Overdue
         Interest for the related period ......................................................................   $   428,725.28
                                                                                                                  --------------
         Interest on Class A-1 Notes ............................................   $ 161,374.00
                                                                                    ------------
         Interest on Class A-2 Notes ............................................   $ 213,038.46
                                                                                    ------------
         Interest on Class A-3 Notes ............................................   $  54,312.82
                                                                                    ------------
   (d.)  Interest on Class B Notes for the related period........................                                 $    70,276.61
                                                                                                                  --------------
   (e.)  To Series 1999-1 Noteholders:
         To Class A, the total applicable Principal Payment......................                                 $ 5,520,147.07
                                                                                                                  --------------
         Principal Payment to Class A-1 Noteholders .............................   $ 5,520,147.07
                                                                                    --------------
         Principal Payment to Class A-2 Noteholders .............................   $     -
                                                                                    --------------
         Principal Payment to Class A-3 Noteholders .............................   $     -
                                                                                    --------------
         To Class B for applicable Principal Payment to the extent of the
         Class B Floor ..........................................................                                $      -
                                                                                                                  --------------
   (f.)  To the Reserve Account:
         The amount needed to increase the amount in the Reserve Account to the
         Required Reserve .......................................................                                $       -
                                                                                                                  --------------
   (g.)  Upon the occurrence of a Residual Event _____ the lesser of:
         (A) the remaining Available Funds and ..................................   $     -
                                                                                    --------------
         (B) the aggregate amount of Residual Receipts included in Available
             Funds ..............................................................   $     -
                                                                                    --------------
         To be deposited to the Residual Account ..............................................................   $     -
                                                                                                                  --------------
   (h.)  To the Issuers, as owner of the Pledged Assets, any remaining Available
         Funds on deposit in the Collection Account (the "Issuers' Interest") .................................   $        (0.00)
                                                                                                                  --------------

IV. SERVICER ADVANCES

   (a.)  Aggregate amount of Servicer Advances at the beginning of the
         Collection Period .....................................................................................  $ 1,695,503.87
                                                                                                                  --------------
   (b.)  Servicer Advances reimbursed during the Collection Period .............................................  $    41,689.02
                                                                                                                  --------------
   (c.)  Amount of unreimbursed Service Advances to be reimbursed on the
         Settlement Date .......................................................................................  $     -
                                                                                                                  --------------
   (d.)  Servicer Advances made during the related Collection Period ...........................................  $    74,459.99
                                                                                                                  --------------
   (e.)  Aggregate amount of Servicer Advances at the end of the Collection Period .............................  $ 1,728,274.84
                                                                                                                  --------------
   (f.)  Amount of delinquent Scheduled Payments for which Servicer Advances
         were not made .........................................................................................  $     -
                                                                                                                  --------------

V. RESERVE ACCOUNT

   (a.)  Amount on deposit at the beginning of the related Collection Period ...................................  $ 1,599,830.12
                                                                                                                  --------------
   (b.)  Amount of interest earnings reinvested for the related Monthly Period .................................  $     6,980.07
                                                                                                                  --------------
   (c.)  Amounts used to cover shortfalls, if any,  for the related Collection Period ..........................  $     4,635.95
                                                                                                                  --------------
   (d.)  Amounts transferred from the Collection Account, if applicable ........................................  $     -
                                                                                                                  --------------
   (e.)  Balance remaining before calculating Required Reserve Amount ..........................................  $ 1,602,174.24
                                                                                                                  --------------
   (f.)  Required Reserve Amount needed as of the related Collection Period ....................................  $ 4,380,367.55
                                                                                                                  --------------
   (g1.) If (d) above is greater than (e), then excess amount to be transferred
         to the Series Obligors ................................................................................  $     -
                                                                                                                  --------------
   (g2.) If (e) is greater than (d), then amount of shortfall ..................................................  $ 2,778,193.30
                                                                                                                  --------------
   (h.)  Amounts on deposit at the end of the related Collection Period (e minus g1) ...........................  $ 1,602,174.24
                                                                                                                  --------------
   (i.)  Is the Required Reserve Amount equal to the balance in the Reserve
         Account as of the related Collection period? Y or N ..................................................     NO
                                                                                                                  --------------


VI. RESIDUAL ACCOUNT

   (a.) Amount on deposit at the beginning of the related Collection Period ....................................  $     -
                                                                                                                  ------------
   (b.) Amounts transferred from the Collection Account ........................................................  $     -
                                                                                                                  ------------
   (c.) Amounts used to cover shortfalls for the related Collection Period .....................................  $     -
                                                                                                                  ------------
   (d.) Amount on deposit at the end of the related Collection Period ..........................................  $     -
                                                                                                                  ------------

VII. ADVANCE PAYMENTS

   (a.) Beginning aggregate Advance Payments ...................................................................  $ 993,421.34
                                                                                                                  ------------
   (b.) Add:  Amount of Advance Payments collected during the related Collection Period ........................  $ 680,839.47
                                                                                                                  ------------
   (c.) Add:  Investment earnings for the related  Collection Period ...........................................  $     -
                                                                                                                  ------------
   (d.) Less: Amount of Advance Payments withdrawn for deposit into Facility Account ...........................  $ 686,151.80
                                                                                                                  ------------
   (e.) Ending aggregate Advance Payments ......................................................................  $ 988,109.01
                                                                                                                  ------------






ADVANTA BUSINESS SERVICES  CORP., as Servicer

By:     /s/ John Paris
        ------------------
Title:  Sr. Vice President
        ------------------
Date:   10-Dec-99
        ------------------